EXCHANGE TRADED CONCEPTS TRUST

YieldShares High Income ETF
(the “Fund”)

Supplement dated December 29, 2015, to the currently effective Prospectus and Statement of Additional Information (“SAI”)

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE High IncomeTM Index (the “Index”).  On December 4, 2015, International Securities Exchange, LLC (the “Index Provider”) revised the Index methodology to change the timing of when Index constituents will be added to and removed from the Index in connection with the annual reconstitution and rebalancing of the Index.  This change to the Index methodology is effective immediately and will be implemented for the Index reconstitution and rebalancing that is scheduled to begin at the end of 2015.  As a result of this change to the Index methodology, the Prospectus and SAI are revised, effective immediately, as described below:

Prospectus

•	Under the heading Information Regarding the Index, the second sentence of the fourth paragraph is hereby deleted and replaced with the following:

The review is conducted in December of each year.  The Index employs a “rolling” rebalance schedule in that one third of component changes are implemented at the close of trading on each of the first, second and third trading days in January of the following year and each change becomes effective at the opening on the second, third and fourth trading day of the new year, respectively.

Statement of Additional Information

•	Under the headings ADDITIONAL INDEX INFORMATION - ISE High IncomeTM Index, the second sentence of the fourth paragraph is hereby deleted and replaced with the following:

The review is conducted in December of each year.  The Index employs a “rolling” rebalance schedule in that one third of component changes are implemented at the close of trading on each of the first, second and third trading days in January of the following year and each change becomes effective at the opening on the second, third and fourth trading day of the new year, respectively.

More information about the Index can be found on the Index Provider’s website at www.ise.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

YYY-SK-009-0100